                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4132

                        RIVERSOURCE SELECTED SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices)         (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 3/31

Date of reporting period: 3/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PRECIOUS METALS AND MINING FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PRECIOUS METALS AND MINING FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF
CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   15

Statement of Assets and
  Liabilities......................   19

Statement of Operations............   20

Statements of Changes in Net
  Assets...........................   21

Financial Highlights...............   22

Notes to Financial Statements......   27

Report of Independent Registered
  Public Accounting Firm...........   43

Federal Income Tax Information.....   45

Board Members and Officers.........   46

Proxy Voting.......................   50




--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Precious Metals and Mining Fund (the Fund) Class A shares declined
  19.71% (excluding sales charge) for the fiscal year ended March 31, 2009. Portfolio turnover for the period was 340%.

> The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold &
  Silver Index, which declined 23.08% for the same 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper Gold
  Funds Index, which declined 28.47% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2009)
--------------------------------------------------------------------------------


                                  1 year  3 years  5 years  10 years
--------------------------------------------------------------------
RiverSource Precious Metals and
  Mining Fund Class A
  (excluding sales charge)       -19.71%   +0.64%   +6.00%   +13.25%
--------------------------------------------------------------------
Philadelphia Stock Exchange
  Gold & Silver Index
  (unmanaged)                    -23.08%   -0.66%   +6.25%   +10.06%
--------------------------------------------------------------------
Lipper Gold Funds Index          -28.47%   +1.33%  +10.16%   +15.73%
--------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2009
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/22/85)                 -19.71%   +0.64%   +6.00%   +13.25%       N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -20.27%   -0.12%   +5.21%   +12.39%       N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -20.33%   -0.15%   +5.20%      N/A     +16.37%
--------------------------------------------------------------------------
Class I (inception
  7/15/04)                 -19.25%   +1.08%     N/A       N/A     +12.15%
--------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                 -19.30%   +0.98%   +6.32%   +13.52%       N/A
--------------------------------------------------------------------------

With sales charge
Class A (inception
  4/22/85)                 -24.35%   -1.33%   +4.76%   +12.67%       N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -24.05%   -0.92%   +4.98%   +12.39%       N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -21.08%   -0.15%   +5.20%      N/A     +16.37%
--------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
           X              MEDIUM   SIZE
           X              SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                               Total fund
                              and acquired
                Total fund     fund fees
                 expenses   and expenses(a)
-------------------------------------------
Class A            1.52%         1.53%
-------------------------------------------
Class B            2.27%         2.28%
-------------------------------------------
Class C            2.29%         2.30%
-------------------------------------------
Class I            1.05%         1.06%
-------------------------------------------
Class R4           1.40%         1.41%
-------------------------------------------



(a) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the Fund invests. The Fund's "acquired fund fees and expenses," based on its investment in the acquired funds, is 0.01% for the year ended March 31, 2009.

* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

The RiverSource Precious Metals and Mining Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the Fund's prospectus for specific risks associated with the Fund.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

RiverSource Precious Metals and Mining Fund (the Fund) Class A shares declined 19.71% (excluding sales charge) for the fiscal year ended March 31, 2009. The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold & Silver Index (Philadelphia Index), which declined 23.08% for the same period. The Fund also outperformed its peer group, as represented by the Lipper Gold Funds Index, which declined 28.47% during that time frame. Portfolio turnover for the period was 340%. Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the Fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.

Global investments markets experienced extreme volatility during the past year, as credit market liquidity evaporated and economic weakness increased. A flight to safety pushed global equity prices sharply lower. The price of gold experienced significant volatility throughout the period. Despite suffering from the universal volatility of the period, gold stocks, as represented by the Philadelphia Index, held up far better than global equities, which declined 42.19% based on the MSCI World Index.

SIGNIFICANT PERFORMANCE FACTORS
During August and October of 2008, when global securities markets were under extreme pressure, we increased the portfolio's cash position. Both moves had a positive effect on return relative to the Philadelphia Index.


SECTOR DIVERSIFICATION (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Gold mining                                80.0%
------------------------------------------------
Other metals & mining                      10.3%
------------------------------------------------
Silver mining                               6.0%
------------------------------------------------
Cash & Cash Equivalents                     3.7%
------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


The Fund had smaller positions in several of the largest stocks in the Philadelphia Index, including BARRICK GOLD, FREEPORT-MCMORAN COPPER & GOLD and NEWMONT MINING. We typically have smaller positions in these stocks because we keep the portfolio more diversified than the Philadelphia Index. However, we intentionally reduced the weightings even further in the September/October 2008 period as the financial crisis spread. Having smaller positions in these stocks was beneficial during the fiscal year.


TOP TEN HOLDINGS (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Goldcorp (Canada)                           7.9%
------------------------------------------------
AngloGold Ashanti ADR (South Africa)        6.6%
------------------------------------------------
Yamana Gold (Canada)                        6.0%
------------------------------------------------
Newmont Mining (United States)              5.8%
------------------------------------------------
Kinross Gold (Canada)                       5.5%
------------------------------------------------
Barrick Gold (Canada)                       5.3%
------------------------------------------------
Agnico-Eagle Mines (Canada)                 5.2%
------------------------------------------------
Compania de Minas Buenaventura ADR (Peru)   4.2%
------------------------------------------------
Freeport-McMoRan Copper & Gold (United
  States)                                   3.6%
------------------------------------------------
IAMGOLD (Canada)                            3.6%
------------------------------------------------


TOP FIVE COUNTRIES (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Canada                                     45.8%
------------------------------------------------
United States                              29.1%
------------------------------------------------
South Africa                               16.1%
------------------------------------------------
Peru                                        4.2%
------------------------------------------------
Australia                                   2.1%
------------------------------------------------


Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Having approximately the same allocation to South African stocks as the Philadelphia Index was also advantageous. This positioning was effective as the U.S. dollar strengthened relative to the South African rand. ANGLOGOLD ASHANTI, HARMONY GOLD MINING and GOLD FIELDS all contributed to the Fund's outperformance of the Philadelphia Index. IAMGOLD, a Canadian stock that is not in the Philadelphia Index, also had a favorable effect on the Fund's results for the period.

The Fund's small allocation to platinum stocks, including ANGLO PLATINUM and IMPALA PLATINUM, had a negative effect during the period. Platinum is primarily an industrial component, used, for example, in catalytic converters for cars. As the global economic slowdown became more evident and expectations for auto production fell, platinum stock prices fell sharply.

Another detractor was INTREPID POTASH. Potash is a mined material used in fertilizers. We thought potash stocks would hold up better in the volatility since food production is typically less affected by economic cycles. However, in the emotional market, investors did not discern between stocks or sectors. Intrepid Potash declined along with everything else.

CHANGES TO THE FUND'S PORTFOLIO
During the course of the fiscal year, we reduced the number of stocks in the portfolio, positioning the Fund a bit more like the Philadelphia Index. However, the Philadelphia Index is still more concentrated, with fewer holdings than the Fund.

The most notable portfolio changes were cited above as contributors to the portfolio's


  As the global economic slowdown became more evident and expectations for auto production fell, platinum stock prices fell sharply.






--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



performance during the fiscal year: smaller positions in gold stocks that have large weightings in the Philadelphia Index and a larger cash position than normal. These changes primarily took place during periods of extreme market volatility.

More recently, we increased the Fund's holdings of FREEPORT-MCMORAN COPPER AND GOLD. We took advantage of down days when the stock's price appeared more attractive to us.

Another notable shift that occurred in the final quarter of the fiscal year was a broadening of the portfolio's non-gold holdings. Gold stocks have performed well, but we believe more diverse metal holdings can help the portfolio in periods when gold is not performing. Additions included two fertilizer stocks SOCIEDAD QUIMICA Y MINERA DE CHILE and MOSAIC, two steel companies STEEL DYNAMICS and SCHNITZER STEEL INDUSTRIES and copper company FIRST QUANTUM MINERALS. This repositioning exposes the portfolio a bit more to changes in global gross domestic product (GDP) and a little less to gold.

As of fiscal year-end, the Fund had about 86.5% allocated to precious metals, approximately 8% to the metals and mining sector and the remainder to cash and fixed income.

OUR FUTURE STRATEGY
Our outlook for gold stocks remains favorable, based on a number of factors. The Federal Reserve and central banks around the globe have been working steadily to increase the global money supply. Eventually, that should cause higher inflation. Many mints rapidly sold out of 2008 gold coins and some have already sold out of 2009 coins. Also, we have seen more gold contracts being settled atypically -- with physical gold delivery rather than a cash settlement. Both of these suggest that people view gold as becoming increasingly valuable and difficult to obtain.


--------------------------------------------------------------------------------
8  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


With investors apparently viewing gold as a potential inflationary hedge, we believe it will perform well. Once the markets get through their fluctuations, we may reduce the portfolio's holdings in metal and mining stocks and increase holdings of gold equities.



(PHOTO - )

Clay Hoes
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Precious Metals and Mining Fund Class A shares (from 4/1/99 to 3/31/09) as compared to the performance of two widely cited performance indices, the Philadelphia Stock Exchange Gold & Silver Index and the Lipper Gold Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at March 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE PRECIOUS METALS AND MINING FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,565    $9,606   $12,618    $32,694
------------------------------------------------------------------------------------------
        Average annual total return                 -24.35%    -1.33%    +4.76%    +12.67%
------------------------------------------------------------------------------------------
PHILADELPHIA STOCK EXCHANGE GOLD AND SILVER INDEX(1)
        Cumulative value of $10,000                  $7,692    $9,803   $13,541    $26,084
------------------------------------------------------------------------------------------
        Average annual total return                 -23.08%    -0.66%    +6.25%    +10.06%
------------------------------------------------------------------------------------------
LIPPER GOLD FUNDS INDEX(2)
        Cumulative value of $10,000                  $7,153   $10,404   $16,223    $43,089
------------------------------------------------------------------------------------------
        Average annual total return                 -28.47%    +1.33%   +10.16%    +15.73%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PRECIOUS METALS AND MINING FUND LINE GRAPH)

                     RIVERSOURCE PRECIOUS
                        &  MINING FUND
                          CLASS A            PHILADELPHIA STOCK
                         (INCLUDES             EXCHANGE GOLD         LIPPER GOLD
                       SALES CHARGE)          SILVER INDEX(1)      FUNDS INDEX(2)
                     --------------------    ------------------    --------------
99                         $ 9,425                $10,000             $10,000
00                           8,566                  9,686               9,267
01                           7,943                  8,342               8,517
02                          12,546                 12,605              14,689
03                          13,054                 12,144              15,432
04                          24,428                 19,265              26,557
05                          19,557                 17,410              24,626
06                          32,079                 26,604              41,418
07                          34,966                 26,083              46,864
08                          40,690                 33,911              60,239
09                          32,694                 26,084              43,089




(1) The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Gold Funds Index includes the 10 largest gold funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                                DIRECT AND
                                                                   DIRECT        INDIRECT
                                  BEGINNING        ENDING         EXPENSES       EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING    PAID DURING
                                 OCT. 1, 2008  MARCH 31, 2009  THE PERIOD(A)  THE PERIOD(B)
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,106.40       $  9.24        $  9.30
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.16       $  8.85        $  8.90
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,103.10       $ 13.27        $ 13.32
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.32       $ 12.69        $ 12.74
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,100.90       $ 13.20        $ 13.25
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.37       $ 12.64        $ 12.69
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,109.70       $  6.47        $  6.52
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.80       $  6.19        $  6.24
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,108.70       $7.47(d)       $7.52(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.85       $7.14(d)       $7.19(d)
-------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                          FUND'S     ACQUIRED FUND
                                        ANNUALIZED      FEES AND    NET FUND
                                      EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------------
Class A                                   1.76%           .01%        1.77%
----------------------------------------------------------------------------
Class B                                   2.53%           .01%        2.54%
----------------------------------------------------------------------------
Class C                                   2.52%           .01%        2.53%
----------------------------------------------------------------------------
Class I                                   1.23%           .01%        1.24%
----------------------------------------------------------------------------
Class R4                                  1.42%           .01%        1.43%
----------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------



(c) Based on the actual return for the six months ended March 31, 2009: +10.64% for Class A, +10.31% for Class B, +10.09% for Class C, +10.97% for Class I and +10.87% for Class R4.
(d) The Investment Manager and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.32% for Class R4. Had this agreement not been in effect for the entire six month period ended March 31, 2009, the actual direct expenses paid would have been $8.25 and the hypothetical direct expenses paid would have been $7.90; the actual direct and indirect expenses paid would have been $8.31 and the hypothetical direct and indirect expenses paid would have been $7.95.


--------------------------------------------------------------------------------
14  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
MARCH 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (94.3%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (2.3%)
BHP Billiton ADR                                       50,783(d)           $2,264,922
Centamin Egypt                                        315,060(b)              270,030
                                                                      ---------------
Total                                                                       2,534,952
-------------------------------------------------------------------------------------

CANADA (50.5%)
Agnico-Eagle Mines                                    109,307               6,221,754
Alamos Gold                                           235,246(b)            1,693,265
Barrick Gold                                          196,399               6,367,256
Eldorado Gold                                         284,832(b)            2,576,849
First Quantum Minerals                                 37,148               1,046,548
Gammon Gold                                           220,723(b)            1,450,351
Goldcorp                                              285,646               9,517,726
IAMGOLD                                               499,421               4,312,122
Kinross Gold                                          371,956               6,646,854
PAN American Silver                                   136,344(b,d)          2,375,112
Red Back Mining                                       247,971(b)            1,603,813
Silver Standard Resources                             112,944(b,d)          1,820,657
Silver Wheaton                                        288,968(b)            2,373,479
Yamana Gold                                           779,301               7,208,534
                                                                      ---------------
Total                                                                      55,214,320
-------------------------------------------------------------------------------------

CHILE (1.4%)
SQM ADR                                                58,321               1,549,006
-------------------------------------------------------------------------------------

PAPUA NEW GUINEA (1.5%)
Lihir Gold                                            739,939(b)            1,674,100
-------------------------------------------------------------------------------------

PERU (4.7%)
Compania de Minas Buenaventura ADR                    212,593(d)            5,097,980
-------------------------------------------------------------------------------------

SOUTH AFRICA (17.8%)
AngloGold Ashanti ADR                                 214,982(d)            7,902,739
Gold Fields ADR                                       316,067(d)            3,584,200
Harmony Gold Mining ADR                               354,862(b,d)          3,882,190
Randgold Resources ADR                                 74,629(d)            4,056,086
                                                                      ---------------
Total                                                                      19,425,215
-------------------------------------------------------------------------------------

UNITED STATES (16.1%)
Freeport-McMoRan Copper & Gold                        114,229               4,353,267
Mosaic                                                 35,039(d)            1,470,937
Newmont Mining                                        155,202               6,946,842
Schnitzer Steel Inds Cl A                              38,746               1,216,237
Steel Dynamics                                        236,357(d)            2,082,305
Terra Inds                                             54,772               1,538,545
                                                                      ---------------
Total                                                                      17,608,133
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $82,743,038)                                                      $103,103,706
-------------------------------------------------------------------------------------





BONDS (1.8%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
METALS
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                            8.38%           $2,100,000            $1,963,500
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,472,216)                                                         $1,963,500
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.2%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.32%               2,434,499(e)         $2,434,499
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,434,499)                                                         $2,434,499
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (12.0%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     13,092,205           $13,092,205
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $13,092,205)                                                       $13,092,205
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $99,741,958)(f)                                                   $120,593,910
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


INVESTMENTS IN DERIVATIVES


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 2009



                              CURRENCY TO      CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                 BE DELIVERED     BE RECEIVED   APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------
April 1, 2009                      2,297,763     1,587,851        $--          $(9,898)
                           Australian Dollar   U.S. Dollar



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At March 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at March 31, 2009.

(f) At March 31, 2009, the cost of securities for federal income tax purposes was $109,989,492 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $10,618,258
     Unrealized depreciation                             (13,840)
     -----------------------------------------------------------
     Net unrealized appreciation                     $10,604,418
     -----------------------------------------------------------




--------------------------------------------------------------------------------
16  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENT


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2009:

                                        FAIR VALUE AT MARCH 31, 2009
                         ----------------------------------------------------------
                              LEVEL 1        LEVEL 2
                           QUOTED PRICES      OTHER        LEVEL 3
                             IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                            MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION              IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities                $116,956,310    $3,637,600       $--       $120,593,910
Other financial
  instruments*                        --        (9,898)       --             (9,898)
-----------------------------------------------------------------------------------
Total                       $116,956,310    $3,627,702       $--       $120,584,012
-----------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.



--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
18  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MARCH 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $84,215,254)              $105,067,206
  Affiliated money market fund (identified cost $2,434,499)           2,434,499
  Investments of cash collateral received for securities on loan
    (identified cost $13,092,205)                                    13,092,205
-------------------------------------------------------------------------------
Total investments in securities (identified cost $99,741,958)       120,593,910
Cash                                                                     11,159
Capital shares receivable                                               333,354
Dividends and accrued interest receivable                               137,205
Receivable for investment securities sold                             1,597,749
-------------------------------------------------------------------------------
Total assets                                                        122,673,377
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   56,058
Payable upon return of securities loaned                             13,092,205
Unrealized depreciation on forward foreign currency contracts             9,898
Accrued investment management services fees                               2,360
Accrued distribution fees                                                42,243
Accrued transfer agency fees                                                720
Accrued administrative services fees                                        177
Accrued plan administration services fees                                    47
Other accrued expenses                                                   87,843
-------------------------------------------------------------------------------
Total liabilities                                                    13,291,551
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $109,381,826
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    122,626
Additional paid-in capital                                          125,689,381
Excess of distributions over net investment income                     (980,306)
Accumulated net realized gain (loss)                                (36,298,707)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         20,848,832
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $109,381,826
-------------------------------------------------------------------------------
* Including securities on loan, at value                           $ 13,079,335
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $94,319,611           10,433,590                       $9.04(1)
Class B                     $12,722,723            1,541,104                       $8.26
Class C                     $ 2,257,212              278,920                       $8.09
Class I                     $     9,068                  989                       $9.17
Class R4                    $    73,212                7,985                       $9.17
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.59. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MARCH 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,234,074
Interest                                                                118,814
Income distributions from affiliated money market fund                  105,374
Fee income from securities lending                                       38,188
  Less foreign taxes withheld                                           (47,812)
-------------------------------------------------------------------------------
Total income                                                          1,448,638
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     824,176
Distribution fees
  Class A                                                               229,611
  Class B                                                               135,038
  Class C                                                                20,903
Transfer agency fees
  Class A                                                               201,411
  Class B                                                                30,963
  Class C                                                                 4,760
  Class R4                                                                   52
Administrative services fees                                             64,531
Plan administration service fee -- Class R4                                 258
Compensation of board members                                             2,929
Custodian fees                                                           46,195
Printing and postage                                                     50,790
Registration fees                                                        58,127
Professional fees                                                        29,683
Other                                                                    56,109
-------------------------------------------------------------------------------
Total expenses                                                        1,755,536
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                             (310)
  Earnings and bank fee credits on cash balances                           (908)
-------------------------------------------------------------------------------
Total net expenses                                                    1,754,318
-------------------------------------------------------------------------------
Investment income (loss) -- net                                        (305,680)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (34,189,353)
  Foreign currency transactions                                          39,087
  Options contracts written                                             304,117
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (33,846,149)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                          6,355,314
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (27,490,835)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(27,796,515)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MARCH 31,                                                       2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   (305,680) $   (590,616)
Net realized gain (loss) on investments                             (33,846,149)   29,740,529
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  6,355,314   (10,974,118)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (27,796,515)   18,175,795
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (603,039)   (6,842,867)
    Class B                                                                  --    (1,014,126)
    Class C                                                              (4,887)     (136,100)
    Class I                                                                (107)       (1,058)
    Class R4                                                             (1,984)       (7,149)
  Net realized gain
    Class A                                                          (3,658,156)  (20,894,472)
    Class B                                                            (564,325)   (3,504,872)
    Class C                                                            (105,960)     (455,542)
    Class I                                                                (379)       (3,046)
    Class R4                                                             (6,884)      (20,937)
---------------------------------------------------------------------------------------------
Total distributions                                                  (4,945,721)  (32,880,169)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     34,027,422    28,540,087
  Class B shares                                                      4,619,653     5,580,025
  Class C shares                                                      1,343,939     1,096,485
  Class R4 shares                                                        88,045       131,324
Reinvestment of distributions at net asset value
  Class A shares                                                      4,185,524    27,199,001
  Class B shares                                                        551,857     4,420,135
  Class C shares                                                         97,734       539,444
  Class R4 shares                                                         8,796        27,526
Payments for redemptions
  Class A shares                                                    (30,408,934)  (26,082,751)
  Class B shares                                                     (7,622,116)   (6,786,647)
  Class C shares                                                       (949,992)     (737,310)
  Class R4 shares                                                      (149,718)     (101,132)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     5,792,210    33,826,187
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (26,950,026)   19,121,813
Net assets at beginning of year                                     136,331,852   117,210,039
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $109,381,826  $136,331,852
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $   (980,306) $ (6,025,007)
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $11.92       $14.08       $14.73        $8.98       $12.63
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.05)(b)     (.07)        (.04)        (.09)
Net gains (losses) (both realized and
 unrealized)                                         (2.41)        1.98         1.37         5.79        (2.40)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.43)        1.93         1.30         5.75        (2.49)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)       (1.01)       (1.08)          --        (1.16)
Distributions from realized gains                     (.38)       (3.08)        (.87)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.45)       (4.09)       (1.95)          --        (1.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.04       $11.92       $14.08       $14.73        $8.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $94         $115          $98          $87          $62
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.52%        1.34%        1.40%        1.46%        1.50%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.18%)       (.34%)       (.52%)       (.32%)       (.86%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               340%         241%         114%         111%         196%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (19.71%)      16.44%        9.00%       64.03%      (19.94%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $10.93       $13.21       $13.93        $8.56       $12.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.08)(b)     (.15)(b)     (.17)        (.12)        (.17)
Net gains (losses) (both realized and
 unrealized)                                         (2.21)        1.84         1.28         5.49        (2.28)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.29)        1.69         1.11         5.37        (2.45)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.89)        (.96)          --        (1.07)
Distributions from realized gains                     (.38)       (3.08)        (.87)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.38)       (3.97)       (1.83)          --        (1.07)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.26       $10.93       $13.21       $13.93        $8.56
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $13          $19          $18          $20          $17
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.27%        2.11%        2.15%        2.22%        2.26%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.93%)      (1.11%)      (1.28%)      (1.10%)      (1.64%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               340%         241%         114%         111%         196%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (20.27%)      15.59%        8.13%       62.73%      (20.52%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $10.75       $13.08       $13.81        $8.48       $12.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.08)(b)     (.14)(b)     (.17)        (.12)        (.16)
Net gains (losses) (both realized and
 unrealized)                                         (2.18)        1.81         1.27         5.45        (2.27)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.26)        1.67         1.10         5.33        (2.43)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.92)        (.96)          --        (1.09)
Distributions from realized gains                     (.38)       (3.08)        (.87)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.40)       (4.00)       (1.83)          --        (1.09)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.09       $10.75       $13.08       $13.81        $8.48
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $2           $2           $2           $2
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.29%        2.09%        2.15%        2.20%        2.24%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.96%)      (1.06%)      (1.28%)      (1.11%)      (1.61%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               340%         241%         114%         111%         196%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (20.33%)      15.56%        8.14%       62.85%      (20.54%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006     2005(b)
Net asset value, beginning of period                $12.08       $14.22       $14.86        $9.02       $10.11
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .03(c)       .01(c)      (.02)         .02         (.02)
Net gains (losses) (both realized and
 unrealized)                                         (2.45)        2.00         1.39         5.82          .14
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.42)        2.01         1.37         5.84          .12
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.11)       (1.07)       (1.14)          --        (1.21)
Distributions from realized gains                     (.38)       (3.08)        (.87)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.49)       (4.15)       (2.01)          --        (1.21)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.17       $12.08       $14.22       $14.86        $9.02
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.05%         .94%         .97%        1.00%         .99%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .31%         .06%        (.11%)        .16%        (.28%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               340%         241%         114%         111%         196%
--------------------------------------------------------------------------------------------------------------
Total return                                       (19.25%)      16.93%        9.39%       64.75%         .87%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from July 15, 2004 (inception date) to March 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $12.09       $14.22       $14.86        $9.04       $12.69
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)       .00(b)      (.05)        (.01)        (.07)
Net gains (losses) (both realized and
 unrealized)                                         (2.44)        2.00         1.39         5.83        (2.40)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.43)        2.00         1.34         5.82        (2.47)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.11)       (1.05)       (1.11)          --        (1.18)
Distributions from realized gains                     (.38)       (3.08)        (.87)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.49)       (4.13)       (1.98)          --        (1.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.17       $12.09       $14.22       $14.86        $9.04
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.40%        1.24%        1.24%        1.28%        1.35%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.10%        1.00%        1.23%        1.28%        1.35%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .13%        (.01%)       (.36%)       (.12%)       (.82%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               340%         241%         114%         111%         196%
--------------------------------------------------------------------------------------------------------------
Total return                                       (19.30%)      16.86%        9.18%       64.38%      (19.72%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Precious Metals and Mining Fund (the Fund) is a series of RiverSource Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals).

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At March 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.


--------------------------------------------------------------------------------
28  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or is exercised. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At March 31, 2009, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2009, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
30  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October losses, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $5,960,398 and accumulated net realized loss has been increased by $2,104,496 resulting in a net reclassification adjustment to decrease paid-in capital by $3,855,902.

The tax character of distributions paid for the years indicated is as follows:

                                         YEAR ENDED MARCH 31,
                                   2009                      2008
                          ----------------------  -------------------------
                          ORDINARY    LONG-TERM     ORDINARY     LONG-TERM
                           INCOME   CAPITAL GAIN     INCOME    CAPITAL GAIN
---------------------------------------------------------------------------
Class A                   $691,650   $3,569,545   $13,541,404   $14,195,935
Class B                     13,669      550,656     2,137,761     2,381,237
Class C                      7,454      103,393       282,143       309,499
Class I                        115          371         2,035         2,069
Class R4                     2,151        6,717        13,861        14,225


At March 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(27,030,083)
Unrealized appreciation (depreciation).........  $ 10,599,902


RECENT ACCOUNTING PRONOUNCEMENT
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At March 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
32  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Gold Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $36,234 for the year ended March 31, 2009. The management fee for the year ended March 31, 2009 was 0.77% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended March 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2009, other expenses paid to this company were $220.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $391,000 and $15,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $148,877 for Class A, $10,035 for Class B and $467 for Class C for the year ended March 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended March 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  1.10%




--------------------------------------------------------------------------------
34  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4............................................  $52


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $258


Under an agreement which was effective until March 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.32%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended March 31, 2009, the Fund's transfer agency fees were reduced by $908 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from April 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $14,940 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $364,305,081 and $361,467,987, respectively, for the year ended March 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED MARCH 31, 2009
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  3,693,832     550,003     (3,450,993)        792,842
Class B                    540,238      79,290       (812,241)       (192,713)
Class C                    176,691      14,310       (132,838)         58,163
Class R4                    11,897       1,141        (15,489)         (2,451)
----------------------------------------------------------------------------------



                                         YEAR ENDED MARCH 31, 2008
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  2,017,196    2,499,908    (1,813,225)      2,703,879
Class B                    439,721      442,014      (484,712)        397,023
Class C                     84,806       54,822       (56,663)         82,965
Class R4                     8,787        2,496        (7,203)          4,080
----------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement ("the Agreement") with JPMorgan Chase Bank, National Association ("JPMorgan"). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The value of such investments, including any uninvested cash collateral balances, are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2009, securities valued at $13,079,335 were on loan, secured by cash collateral of $13,092,205 invested in short-term securities or in cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of

--------------------------------------------------------------------------------
36  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $25,768 earned from securities lending from Dec. 1, 2008 through March 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $1,881 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $12,420 earned from securities lending from April 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended March 31, 2009 are as follows:

                                                    CALLS
                                            CONTRACTS   PREMIUMS
----------------------------------------------------------------
Balance March 31, 2008                            --   $      --
Opened                                         1,415     412,778
Closed                                        (1,415)   (412,778)
----------------------------------------------------------------
Balance March 31, 2009                            --   $      --
----------------------------------------------------------------


7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



Term Cash Fund aggregated $199,616,290 and $207,797,911, respectively, for the year ended March 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at March 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended March 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.


--------------------------------------------------------------------------------
38  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $16,291,615 at March 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At March 31, 2009, the Fund had a post-October loss of $10,738,468 that is treated for income tax purposes as occurring on April 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

SECTOR RISK
The Fund invests a significant part of its total assets in securities of companies primarily engaged in exploration, mining, processing or distribution of gold and other precious metals and other related minerals. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).


--------------------------------------------------------------------------------
40  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
42  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PRECIOUS METALS AND MINING FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Precious Metals and Mining Fund (the Fund), of the RiverSource Selected Series, Inc., as of March 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Precious Metals and Mining Fund of the RiverSource Selected Series, Inc. at March 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 19, 2009


--------------------------------------------------------------------------------
44  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      7.08%
    Dividends Received Deduction for corporations................      1.27%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $4,230,682 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
46  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 65
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 66                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
48  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 45                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT  49

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
50  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2009 ANNUAL REPORT

RIVERSOURCE PRECIOUS METALS AND MINING FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6142 AF (5/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Selected Series, Inc. were as follows:

                         2009 - $20,825   2008 - $19,650

(b) Audit - Related Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Selected Series, Inc. were as follows:

                         2009 - $875      2008 - $795

(c) Tax Fees. The fees for the year ended March 31, to Ernst & Young LLP for tax compliance related services for RiverSource Selected Series, Inc. were as follows:

                         2009 - $3,498    2008 - $3,300

(d) All Other Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Selected Series, Inc. were as follows:

                         2009 - $0        2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.


(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $591,693  2008 - $542,595

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Selected Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date June 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date June 2, 2009


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date June 2, 2009